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                                                                   Exhibit 10.16

                                     SOFINOV
                               SOCIETE FINANCIERE
                                  D'INNOVATION

              FILIALE DE LA CAISSE DE DEPOT ET PLACEMENT DU QUEBEC
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May 24, 1999

Mr. H. Frank Gibbard, CEO
H Power Corp.
60 Montgomery Street
Belleville, New Jersey 07109
USA

Dear Mr. Gibbard:

Sofinov has made loans and hereby offers to continue to lend to H Power Corp. (the "Corporation") (the "Advance" or "Advances") up to US $5,000,000.00, subject to the following terms and conditions:

1. The aggregate of all Advances to be made pursuant hereto shall not exceed US $5,000,000.00.

2. Any Advance may be made by Sofinov upon written request by the Corporation, which Advance shall be made at the sole and entire discretion of Sofinov.

3. Any Advance must be for at least US $150,000.00.

4. Each Advance shall bear interest at the rate of 8% per annum, calculated and compounded monthly, both before and after default, and shall be payable on demand.

5. Each Advance shall be evidenced by a promissory note payable on demand.

6. At any time prior to December 31, 1999 or the completion of an Initial Public Offering, whichever the sooner, Sofinov shall be entitled to convert all or any portion of the outstanding balance of the Advances and interest thereon into common shares of the Corporation at a conversion rate of US $12.50 per common share.

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7. If Sofinov exercises its election to convert, then in the event the outstanding balance of Advances and interest thereon is less than US $5,000,000.00 Sofinov shall be entitled to purchase additional shares of the Corporation at US $12.50 per common share to bring Sofinov's purchase up to US $5,000,000.00 during the period mentioned in paragraph 6 hereinabove.


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Kindly please indicate your acceptance of the foregoing by signing below.

Yours Truly,

SOFINOV SOCIETE FINANCIERE D'INNOVATION INC.

Per: /s/ Denis Dionne
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Per: /s/ Marcel Paquette
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Accepted May 25, 1999

H POWER CORP.

Per: /s/ H. Frank Gibbard
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